SCHEDULE 14A INFORMATION

            PROXY STATEMENT PURSUANT TO SECTION 14(a)
             OF THE SECURITIES EXCHANGE ACT OF 1934
                       (Amendment No. )
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                    Filed by the Registrant                      / X /
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            Filed by a party other than the Registrant           /   /
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Check the appropriate box:
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/   /  Preliminary Proxy Statement
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/   /  Confidential, for Use of the Commission Only (as
----   permitted by Rule 14a-6(e)(2))
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/   /  Definitive Proxy Statement
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/ x /  Definitive Additional Materials
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/   /  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
----   Sec. 240.14a-12

           PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST
                    PUTNAM HIGH YIELD MUNICIPAL TRUST
                 PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
                     PUTNAM MANAGED HIGH YIELD TRUST
                  PUTNAM MANAGED MUNICIPAL INCOME TRUST
                       PUTNAM MASTER INCOME TRUST
                       PUTNAM MUNICIPAL BOND FUND
                  PUTNAM MUNICIPAL OPPORTUNITIES TRUST
            PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST
                    PUTNAM TAX FREE HEALTH CARE FUND
            (Name of Registrant as Specified In Its Charter)

             (Name of Person(s) Filing Proxy Statement,
                    if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

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/ X /  No fee required
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/   /  Fee computed on table below per Exchange Act Rule 14a
----   6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

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/   /  Fee paid previously with preliminary materials.
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/   /  Check box if any part of the fee is offset as provided
---- by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:



The following Q&A was prepared to help you answer questions from brokers and/or shareholders on the subject of the proxies being mailed to them for their votes. These proxies are sent to shareholders that were shareholders of record on 5 July 2002 for the following Putnam Closed End Funds: California Investment Grade Municipal Trust, High Yield Municipal Trust, Investment Grade Municipal Trust, Managed High Yield Trust, Managed Municipal Income Trust, Master Income Trust, Municipal Bond Fund, Municipal Opportunities Trust, New York Investment Grade Municipal Trust and Tax-Free Health Care Fund.

Frequently Asked Questions

1. What are the Trustees recommending?

2. Who is eligible to vote?

3. When is the shareholder meeting?

4. How can a shareholder submit their vote?

5. I did not receive a copy of the proxy statement; can you send me one?

6. I misplaced my proxy card; how can another one be sent?


1. What are the Trustees recommending?

The Trustees are asking shareholders to elect the Trustees for the funds. This vote is required and occurs on a yearly basis.

The following are the Closed-End Funds in which the vote is required on:

[bullet] California Investment Grade Municipal Trust
[bullet] High Yield Municipal Trust
[bullet] Investment Grade Municipal Trust
[bullet] Managed High Yield Trust
[bullet] Managed Municipal Income Trust
[bullet] Master Income Trust
[bullet] Municipal Bond Fund
[bullet] Municipal Opportunities Trust
[bullet] New York Investment Grade Municipal Trust
[bullet] Tax-Free Health Care Fund

2. Who is eligible to vote?

Shareholders of record at the close of business on 5 July 2002 are eligible to vote. Each share is entitled to one vote.

3. When is the shareholder meeting?

The shareholder meeting to determine the results will be on 3 October
2002

4. How can a shareholder submit their vote?

There are several ways to submit your vote. Your vote may be submitted by returning the proxy card by mail or via the internet. Internet voting instructions are located on the proxy card.

5. I did not receive a copy of the proxy statement; can you send me one?

Additional proxy statements may be ordered off of the literature system.

6. I misplaced my proxy card; how can another one be sent?

Additional proxy cards may be ordered via email to Tarah Soares or Betty Creamer in the Proxy department. Shareholder information to be included is the fund name, shareholder address, and account number.